Exhibit 21

SUBSIDIARIES OF ARROW ELECTRONICS, INC.

As of December 31, 2024

Entity Name	Jurisdiction of Incorporation or Organization
Arrow Argentina S.A.	Argentina
Arrow ECS ANZ Pty Ltd	Australia
Arrow ECS Australia Pty Limited	Australia
Arrow Electronics ANZ Holdings Pty Ltd	Australia
Arrow Electronics Australia Pty Ltd.	Australia
Richardson RFPD Australia Pty. Ltd.	Australia
Arrow ECS GmbH	Austria
eMedia Asia Ltd.	Barbados
Arrow ECS SA NV	Belgium
Arrow Brasil S.A.	Brazil
ATM Electronic Corp.	British Virgin Islands
Marubun/Arrow Asia, Ltd.	British Virgin Islands
Arrow ECS Canada Limited	Canada
Arrow Electronics Canada Ltd.	Canada
Richardson RFPD Canada Inc.	Canada
Arrow Electronics (C.I.) Limited	Cayman Islands
Arrow International Holdings Limited	Cayman Islands
Arrow United International Holdings LP	Cayman Islands
Components Agent (Cayman) Ltd	Cayman Islands
Arrow (China) Electronics Trading Co., Ltd.	China
Arrow (Shanghai) Trading Co., Ltd.	China
Arrow Electronic Components (Shanghai) Co., Ltd.	China
Arrow Electronics Distribution (Shanghai) Co., Ltd.	China
ATM Electronics Technology (Shenzhen) Co., Ltd.	China
Beijing Canon Advertising Co., Ltd	China
Chip One Stop (Shenzhen) Ltd.	China
Converge (Shanghai) International Trading Co., Ltd.	China
Data Modul Electronic Technology (Shanghai) Co. Ltd.	China
Marubun/Arrow (Shenzhen) Electronic Product Consulting Co Ltd	China
Richardson RFPD Electronics Trading (China) Co., Ltd.	China
Ultra Source Electronics (SZ) Co Ltd	China
Arrow Componentes ACCR, S.R.L.	Costa Rica
Arrow ECS A.S.	Czech Republic
Arrow Electronics Czech Republic s.r.o.	Czech Republic
Arrow Denmark ApS	Denmark
Arrow ECS Denmark A/S	Denmark
Arrow ECS Nordic A/S	Denmark
Arrow Electronics Danish Holdings Aps	Denmark
IP Vista A/S	Denmark
Avelabs LLC	Egypt
SiliconEgypt Technologies, LLC	Egypt

Entity Name (continued)	Jurisdiction of Incorporation or Organization (continued)
Arrow ECS Baltic OU	Estonia
Arrow Electronics Estonia OU	Estonia
Arrow ECS Finland OY	Finland
Arrow Finland OY	Finland
A.E. Petsche SAS	France
Arrow ECS SAS	France
Arrow France SAS	France
Data Modul France S.a r.l	France
Richardson RFPD France SAS	France
Arrow Central Europe GmbH	Germany
Arrow Central Europe Holding Munich GmbH	Germany
Arrow Eastern Europe GmbH	Germany
Arrow ECS GmbH	Germany
Arrow Electronics EMEA Group GmbH	Germany
Arrow Electronics GmbH & Co. KG	Germany
Avelabs Deutschland GmbH	Germany
CSS Computer Security Solutions Erwerbs GmbH	Germany
Data Modul AG	Germany
Data Modul Weikersheim GmbH	Germany
iQmine GmbH	Germany
Richardson RFPD Germany GmbH	Germany
Verwaltungsgesellschaft Arrow Electronics GmbH	Germany
Arrow Advanced Technology Limited	Hong Kong
Arrow Asia Distribution Limited	Hong Kong
Arrow Asia Pac. Limited	Hong Kong
Arrow Electronics Asia Ltd	Hong Kong
Arrow Electronics China Limited	Hong Kong
Arrow Electronics India Limited	Hong Kong
Arrow/Components (Agent) Ltd.	Hong Kong
ATM Electronics Hong Kong Limited	Hong Kong
Chip One Stop (Hong Kong) Limited	Hong Kong
Converge (Hong Kong) Electronics Limited	Hong Kong
Data Modul Hong Kong Ltd.	Hong Kong
Marubun Arrow (HK) Limited	Hong Kong
Richardson RFPD Hong Kong Ltd	Hong Kong
TLW Electronics Ltd	Hong Kong
Ultra Source Trading Hong Kong Limited	Hong Kong
Arrow ECS Kft.	Hungary
Arrow Electronics Holdings Vagyonkezelo, Kft	Hungary
Arrow Electronics Hungary Kereskedelmi Bt	Hungary
Marubun Arrow Europe Kft.	Hungary
Spoerle Hungary Kereskedelmi Kft	Hungary
Arrow Electronics India Private Ltd.	India
Arrow Enterprise Computing Solutions India Private Limited	India
Converge Electronics Trading (India) Private Ltd.	India
e-InfoChips Private Limited	India

Entity Name (continued)	Jurisdiction of Incorporation or Organization (continued)
PT Marubun Arrow Indonesia	Indonesia
Arrow ECS (Ireland) Limited	Ireland
Arrow ECS Support Center Ltd.	Israel
Arrow Enterprise Computing Solutions Ltd	Israel
Arrow/Rapac, Ltd	Israel
ARW Electronics, Ltd.	Israel
Richardson RFPD Israel Ltd.	Israel
Arrow ECS S.r.l.	Italy
Arrow Electronics EMEASA S.r.l.	Italy
Arrow Electronics Italia S.r.l.	Italy
Data Modul Italia S.r.l.	Italy
Richardson RFPD Italy Srl	Italy
Arrow Chip One Stop Holdings GK	Japan
Arrow Electronics Japan GK	Japan
Arrow Electronics Japan K.K.	Japan
Chip One Stop, Inc.	Japan
Converge (Japan) Electronics KK	Japan
E-InfoChips KK	Japan
Richardson RFPD Japan KK	Japan
Arrow Electronics (Jersey) Limited	Jersey
Arrow Electronics Korea Limited	Korea South
Excel Tech, Inc	Korea South
Lite-On Korea Ltd.	Korea South
Richardson RFPD (Korea) Ltd.	Korea South
Arrow ECS Sarl	Luxembourg
Arrow Components (M) Sdn Bhd	Malaysia
Arrow Electronics Labuan PTE Ltd	Malaysia
Marubun-Arrow (M) Sdn. Bhd	Malaysia
Arrow International Holdings (Malta) Limited	Malta
Components Agent Asia Holdings Ltd.	Mauritius
A.E. Petsche Company, S. de R.L. de C.V.	Mexico
Arrow Components Mexico S.A. de C.V.	Mexico
Arrow Components Solutions Mexico, S. de R.L. de C.V.	Mexico
Arrow Electronics Mexico, S. de R.L. de C.V.	Mexico
Marubun-Arrow Mexico, S. de R.L. de C.V.	Mexico
Arrow ECS SARL	Morocco
Arrow ECS Support Center Morocco, S.A.R.L.A.U	Morocco
Arrow ECS B.V.	Netherlands
Arrow Electronics FC B.V.	Netherlands
Arrow Global Supply Chain Services B.V.	Netherlands
Avelabs B.V.	Netherlands
B.V. Arrow Electronics DLC	Netherlands
Converge Netherlands BV	Netherlands
Arrow Components (NZ)	New Zealand
Arrow ECS New Zealand Limited	New Zealand
Arrow ECS Norway AS	Norway

Entity Name (continued)	Jurisdiction of Incorporation or Organization (continued)
Arrow Norway A/S	Norway
Marubun/Arrow (Phils.) Inc.	Philippines
Arrow ECS Sp.z.o.o.	Poland
Arrow Electronics Poland Sp.zo.o.	Poland
Arrow Services Sp.z.o.o.	Poland
Data Modul Polska Sp.z o.o.	Poland
Arrow Iberia Electronica LDA	Portugal
ARROWECS Portugal Sociedade Unipessoal, Lda.	Portugal
ARW Portugal Unipessoal LDA	Portugal
Arrow Electronice Srl	Romania
Arrow Electronics Russ OOO	Russia
Arrow ECS Singapore Pte. Limited	Singapore
Arrow Electronics Asia (S) Pte Ltd	Singapore
Conrac Asia Display Products Pte. Ltd.	Singapore
Converge Asia Pte, Ltd.	Singapore
EDN Asia Advertising Pte Ltd.	Singapore
Marubun/Arrow (S) Pte Ltd	Singapore
NIC Components Asia Pte., Ltd.	Singapore
Richardson RFPD Singapore Pte Ltd	Singapore
Arrow ECS s. r. o.	Slovakia
Arrow Electronics Slovakia s.r.o	Slovakia
Arrow Electronics D.O.O.	Slovenia
Arrow Altech Distribution (Pty) Ltd.	South Africa
Arrow Altech Holdings (Pty) Ltd.	South Africa
Arrow Electronics South Africa LLP	South Africa
Erf 211 Hughes (Pty) Limited	South Africa
Arrow ECS Internet Security, S.L.	Spain
Arrow Enterprise Computing Solutions S.A.	Spain
Arrow Iberia Electronica SLU	Spain
ARW Enterprise Computing Solutions, S.A.	Spain
Data Modul Iberia S.L.	Spain
Richardson RFPD Spain SL	Spain
Arrow Components Sweden AB	Sweden
Arrow ECS Sweden AB	Sweden
Data Modul Suisse GmbH	Switzerland
AGSCS Taiwan Ltd.	Taiwan
Arrow Electronics Taiwan LTD	Taiwan
ATM Electronic Corp.	Taiwan
Richardson RFPD Taiwan Ltd.	Taiwan
Ultra Source Technology Corp.	Taiwan
Arrow Electronics (Thailand) Limited	Thailand
Marubun Arrow (Thailand) Co Limited	Thailand
Arrow Elektronik Ticaret, A.S.	Turkey
iQmine Yazilim ve Danismanlik A.S.	Turkey
Arrow Electronics Ukraine LLC	Ukraine
A.E. Petsche UK, Ltd.	United Kingdom

Entity Name (continued)	Jurisdiction of Incorporation or Organization (continued)
Arrow Electronics (UK) Ltd.	United Kingdom
Arrow Electronics Limited	United Kingdom
Arrow Enterprise Computing Solutions Limited	United Kingdom
Arrow Nordic Financing Limited	United Kingdom
COMPUTERLINKS (UK) Ltd.	United Kingdom
Data Modul Ltd.	United Kingdom
eInfochips UK Limited	United Kingdom
NIC Components Europe Limited	United Kingdom
Richardson RFPD UK Ltd.	United Kingdom
A.E. Petsche Company, Inc.	United States of America
Arrow Capital Solutions, Inc.	United States of America
Arrow Electronics (UK), Inc.	United States of America
Arrow Electronics Funding Corporation	United States of America
Arrow Electronics International Holdings, LLC	United States of America
Arrow Electronics International, Inc.	United States of America
Arrow Enterprise Computing Solutions, Inc.	United States of America
Arrow Financing US, LLC	United States of America
Arrow Global Asset Disposition, LLC	United States of America
Arrow Global Holdings, LLC	United States of America
Arrow Global Supply Chain Services Inc.	United States of America
Arrow Public Sector, Inc.	United States of America
Arrow United Holdings LLC	United States of America
Aspen Labs, LLC	United States of America
Aspencore China Investment L.L.C.	United States of America
Aspencore, LLC	United States of America
Avelabs America, LLC	United States of America
Data Modul Inc.	United States of America
Dicopel, Inc.	United States of America
EC America, Inc.	United States of America
eInfochips Inc.	United States of America
Embedded Developer L.L.C.	United States of America
Eshel Technology Group, Inc.	United States of America
immixGovernment, Inc.	United States of America
immixGroup, Inc.	United States of America
immixSolutions, Inc.	United States of America
immixTechnology, Inc.	United States of America
Marubun/Arrow USA II, LLC	United States of America
Marubun/Arrow USA, LLC	United States of America
NIC Components Corp.	United States of America
PCG Parent Corp.	United States of America
PCG Trading, LLC	United States of America
Richardson RFPD, Inc.	United States of America
Schuylkill Metals of Plant City, Inc.	United States of America
Seneca Data Distributors, Inc.	United States of America
Silicon Frameworks, LLC	United States of America
SiliconExpert Holdings LLC	United States of America

Entity Name (continued)	Jurisdiction of Incorporation or Organization (continued)
SiliconExpert Technologies, Inc.	United States of America
Transim Technology Corporation	United States of America